SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                   Current Report Under Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 5, 2000

                         Commission File Number: 0-25386


                                 FX ENERGY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                  Nevada                                 87-0504461
     ----------------------------------              ------------------
      (State or other jurisdiction of                   (IRS Employer
      incorporation or organization)                 Identification No.)


             3006 Highland Drive
                  Suite 206
            Salt Lake City, Utah                              84106
--------------------------------------------               ----------
  (Address of Principal Executive Offices)                 (Zip Code)


               Registrant's Telephone Number, including Area Code:
                                 (801) 486-5555

                                       N/A
              (Former name, former address, and formal fiscal year,
                          if changed since last report)

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                              ITEM 5. OTHER EVENTS
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Wilga #3 Well Update, Commencement of Wilga #4, and Kleka #11 Well Update

On June 5, 2000, FX Energy, Inc. reported that the Wilga #3 well in Poland will be abandoned as a dry hole. The well encountered good reservoir rock in Carboniferous sands and a Lower Devonian sand package in a separate fault block, but on testing no hydrocarbons were recovered. Management believes the absence of hydrocarbons in the Wilga #3 is related to faulting and therefore does not alter the expectation that the Wilga #2 discovery is indicative of a larger hydrocarbon accumulation. Accordingly, the next well, the Wilga #4, is scheduled to begin drilling in approximately two weeks to a downhole location east of the Wilga #2 discovery, on the opposite side from the Wilga #3. FX Energy owns a 45% interest in the Wilga project.

FX Energy also reported nearing target depth on the first well in its new "Fences" area in the Permian producing region of western Poland. Intermediate casing was set several meters above the target formation in the Kleka #11 well; when drilling resumed toward the Rotliegendes target, the well encountered a fractured six-inch Dolomite inclusion in a Lower Anhydrite formation. An inflow of gas with H2S from this interval was detected and in order to avoid contamination of potential production from the Rotliegendes, pressure is being relieved to allow drilling to proceed. This procedure has been used successfully in a nearby field and is not expected to delay drilling into the target formation by more than two weeks. FX Energy has a 49% interest in the well and the Polish Oil and Gas Company operates and has a 51% interest.

FX Energy and its partners are exploring and evaluating approximately 16.1 million acres in Poland. Its shares are traded on Nasdaq.

                               -------------------

This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 1999 annual report on Form 10-K and other SEC reports.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  June 6, 2000                          FX ENERGY, INC.



                                              By /s/ Scott J. Duncan
                                                 --------------------
                                                 Scott J. Duncan, Vice-President

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